© 2021 Avaya Inc. All rights reserved Investor Presentation 2Q FY21 May 6, 2021 Exhibit 99.2

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 2 Cautionary Note Regarding Forward-Looking Statements This release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. Avaya Holdings Corp. (the "Company") has based these forward-looking statements on its current expectations, assumptions, estimates and projections. These statements, including the Company’s outlook, do not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments or other strategic transactions completed after the date hereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward- looking statements to be inaccurate include, among others, termination or modification of current contracts which could impair attainment of our OneCloud ARR metric; the duration, severity and impact of the coronavirus pandemic (“COVID-19”), as well as governmental and business responses to COVID-19, and the impact the pandemic and such responses have on our business, financial performance, liquidity and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data, are available on our website at investors.avaya.com. None of the information included on the Company's website is incorporated by reference in this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 3 Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables in the Appendix hereto. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We also present the measures non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP earnings per share as a supplement to our unaudited condensed consolidated financial statements presented in accordance with GAAP. We believe these non-GAAP measures are the most meaningful for period to period comparisons because they exclude the impact of the earnings and charges noted in the applicable tables in the Appendix to this presentation that resulted from matters that we consider not to be indicative of our ongoing operations. The company presents constant currency information to provide a framework to assess how the company’s underlying businesses performance excluding the effect of foreign currency rate fluctuations. To present this information for current and comparative prior period results for entities reporting in currencies other than U.S. dollars, the amounts are converted into U.S. dollars at the exchange rate in effect on the last day of the company's prior fiscal year (i.e. September 30, 2020). In addition, we present the liquidity measure of free cash flow. Free cash flow is calculated by subtracting capital expenditures from Net cash provided by operating activities. We believe free cash flow is a measure often used by analysts and investors to compare the cash flow and liquidity of companies in the same industry. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from the non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The Appendix to this presentation includes tables that reconcile historical GAAP measures to non-GAAP measures.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 4 $177m Adj. EBITDA(1)(4) ~100m Unified Communications Lines(3) ~190 Countries(3) ~6m Contact Center Seats(3) (1) For and as of 2Q FY21 ending March 31, 2021. (2) See Appendix for further definition and information on OneCloud ARR metric. (3) For and as of FY20 ending September 30, 2020. $738m Revenue(1) >$200m FY21 R&D Investment(5) $344m OneCloud ARR(1)(2) • Avaya is a leading pure-play Unified Communications & Collaboration and Contact Center software company with ~100,000 global customers(3) • Avaya serves 90% of the largest US companies(1) • Major strategic partnerships broaden product portfolio Avaya's Q2 at a Glance 40% Cloud, Alliance Partner & Subscription Revenue(1) (4)Adjusted EBITDA is a non-GAAP measure. See non- GAAP reconciliation in the Appendix hereto for a reconciliation to the nearest GAAP measure. (5)Expected FY2021 spend on Research and Development 90% Software & Services Revenue(1) 66% Recurring Revenue(1)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 5 Arc of Avaya's Journey

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 6 Business Model Evolution

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 7 Source: Avaya management analysis derived from third party industry estimates Note: Charts not to scale against each other Note: Excludes Services and Devices TAMs of $22.3B and $18.3B in 2019 and 2023, respectively

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 8

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 9 Customer Benefits of Avaya OneCloud

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 10 ESG – Enhancing Sustainable Value in an Evolving Landscape

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 11

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 12 Financial Overview 2Q FY21

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 13 2Q FY21 Financial Highlights OneCloud ARR(2) Recurring Revenue Cloud, Alliance Partner & Subscription Revenue $344M 66%40% Revenue Total Contract Value(1) Non-GAAP Gross Margin* 62%$2.1B$738M Revenue Software & Services Revenue 90% (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. (2) See Appendix for further definition and information on OneCloud ARR metric. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 14 $177M 24.0% of Revenue $593M 2.9x As we return to growth, we remain highly profitable with strong liquidity. (1) For and as of 2Q ending March 31, 2021. (2)Net-debt as of March 31, 2021, defined as short term debt and long term debt less cash, divided by Trailing Twelve Months (TTM) Adjusted EBITDA.* *For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. $(24)M (3)% of Revenue Financial Strength & Flexibility Adj. EBITDA(1)* Cash Flow Used for Operations(1) Cash Balance(1) Net-debt / Adj. EBITDA(2)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 15 • Transforming the business to a recurring revenue and software-oriented model, including the introduction of ARR • Achieved the 30% CAPS target a year ahead of schedule • Investing substantially in R&D and Go-To-Market to address the growing Cloud-First TAM FY18* FY19* 1H'20 2H'20 1H'21 Revenue YoY Growth(2) (2)% (4)% (4)% +2% +5% Revenue from Software and Services 82% 83% 87% 88% 89% Recurring Revenue 57% 58% 62% 64% 66% Revenue from CAPS 14% 15% 20% 32% 37% Non-GAAP Gross Margin* 63% 61% 61% 61% 62% Adjusted EBITDA Margin* 24% 24% 23% 26% 25% Business Model Transformation(1) (1) FY18 and FY19 calculated with Non-GAAP Revenue*; 1H20, 2H20, and 1H21 calculated with GAAP Revenue. (2) FY18 revenue growth as-reported; FY19, FY20, & 1H21 revenue growth on a constant currency basis using foreign exchange rates as of September 30th of the respective comparison period. The Company presents constant currency information to provide a framework to assess the Company’s performance excluding the effect of foreign currency rate fluctuations. Revenues exclude discontinued operations for the divestiture of the Company’s Networking business in a transaction completed in FY17. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 16 Cloud & ARR Growth

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 17 Fiscal Year 2021 Transformational KPIs (1)Unless otherwise noted, values reflect April 30, 2021 FX rates.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 18 Non-GAAP EPS

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 19 2.5x ~$550M Low to Mid BB/Ba ~$400M Net Leverage(1) Cash Balance Minimum Liquidity (Cash + ABL Revolver Availability) Senior Secured Debt Rating(2) Minimum ~$250-300M (1) Net Leverage defined as Debt minus Cash and Cash equivalents divided by LTM Adj. EBITDA.* (2) A securities rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. Long Term Financial Policy Targets

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 20 2Q Financial Highlights $M 2Q FY21 1Q FY21 2Q FY20 Revenue $ 738 $ 743 $ 682 Non-GAAP Gross Margin* 61.8% 61.8% 61.1 % Non-GAAP Operating Expense* (% of revenue) 41.7% 39.8% 42.8 % Non-GAAP Operating Margin* 20.1% 21.9% 18.3 % Adjusted EBITDA* $ 177 $ 190 $ 149 Adjusted EBITDA Margin* 24.0% 25.6% 21.8% • Continued large deal activity with 107 deals over $1 million, 16 over $5 million, and 7 over $10 million • Total Contract Value (TCV)(1) of $2.1B • Added approximately 1,500 new logos • Consumed $24M in cash flow from operations (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. 2Q FY21 Update

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 21 Business Highlights ▪ Avaya Spaces has helped Clemson University offer students a more immersive learning experience. Even for Clemson’s hands-on technical courses, the solution’s video and breakout room functionality integrates tightly with the experiential content in their learning experience platform for online and hybrid learning that truly supports both teachers and students. ▪ Clarios, a world leader in advanced energy storage solutions, is deploying Avaya OneCloud Private for 5,000 unified communications users across 22 countries. Avaya will provide voice, video and collaboration tools to support their global workforce. ▪ AllOne Health based in Wilkes-Barre, PA signed a 3-year deal, choosing to implement Avaya OneCloud CCaaS and Avaya Cloud Office. This powerful combination will support a diverse workforce that includes in-house doctors, nurses, clinical staff, health counselors and call center agents. AllOne has successfully grown organically and through acquisition and needed a communications platform that would deliver scalability and reliability through the next stage of their growth plans. ▪ In the US, Atento expanded their investment in Avaya OneCloud CCaaS to deliver custom integrations and additional agents for their customers, including national healthcare and telemedicine provider GoodRx. In addition to expanding capacity this deal enhances the analysis of interactions and performance, and adds advanced IVR capabilities that will enable GoodRx to enhance their Customer Experience. ▪ Dauphin County, home to the state capital in Pennsylvania, signed a 5-year deal to deploy Avaya Cloud Office for over 1,800 users. ▪ Avaya was been recognized by Verint as its North American Enterprise Partner of the Year, EMEA Partner of the Year and Latin American Partner of the Year. Avaya was singled out for its achievements in delivering innovation for customer engagement, and for outstanding collaboration in helping organizations achieve business goals, revenue objectives and growth. ▪ CRN®, a brand of The Channel Company, has given Avaya a 5-Star rating in its 2021 Partner Program Guide for the 13th consecutive year. To determine the 2021 5-Star ratings, the CRN® research team analyzed myriad partner programs and scored them based on several factors, including investments in program offerings, partner profitability, partner training, education and support, marketing programs and resources, sales support, and communication. ▪ CreditSights published their ESG investing framework focusing on Environmental, Social and Governance measures they have determined have the capacity to Materially Affect Credit Risk (MACR) in their coverage universe for US Software & Services resulting in a #2 ranking for Avaya. 2Q FY21 Update

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 22 Revenue: 2Q21 1Q21 2Q20 Product $ 226 $ 266 $ 245 Services 512 477 437 Total Revenue $ 738 $ 743 $ 682 GAAP Gross Margin: Product 40.3% 44.4% 44.5 % Services 62.7% 62.5% 60.0 % GAAP Total Gross Margin 55.8% 56.0% 54.4 % GAAP Operating Margin 6.0% 8.3% (87.5) % Quarterly Income Statement (Amounts are GAAP and dollars in millions)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 23 Uses of Cash 592 483 476 398 270 194 191 190 126 59 42 77 47 34 25 29 56 101 90 127 108 100 Net Cash Interest Payments Pension & Post Retirement Restructuring Cash Taxes Capex & Finance Lease (<3% of revenue) FY18A FY19A FY20A FY21E 0 100 200 300 400 500 600 700 ▪ All values in $M ▪ Net Cash Interest Payments includes interest payments on long-term debt and payments classified as adequate protection payments in connection with Chapter 11 proceedings, net of interest income ▪ Pension settlement payments to PBGC in connection with Chapter 11 proceedings not included within Pension & Post Retirement payments 30-40 45-50

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 24 Revenue: 2Q21 1Q21 2Q20 Product $ 226 $ 266 $ 245 Services 512 477 437 Total Revenue $ 738 $ 743 $ 682 Non-GAAP Gross Margin*: Product 59.3% 60.5% 62.9 % Services 62.9% 62.5% 60.2 % Non-GAAP Total Gross Margin* 61.8% 61.8% 61.1 % Non-GAAP Operating Margin* 20.1% 21.9% 18.3 % Adjusted EBITDA* $ 177 $ 190 $ 149 Adjusted EBITDA* % 24.0% 25.6% 21.8% *Revenue information presented is GAAP revenue; all other information is non-GAAP. For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. Quarterly Non-GAAP Income Statement Information (All dollars amounts are in millions)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 25 Quarterly Revenue by Region (All dollars amounts are in millions) Revenue 2Q21 1Q21 2Q20 U.S. 413 $ 414 $ 384 EMEA 187 195 172 APAC 77 75 70 AI 61 59 56 Total $ 738 743 $ 682 % of Total Revenue U.S. 56% 56% 56 % EMEA 25% 26% 26 % APAC 11% 10% 10 % AI 8% 8% 8 % Total 100% 100% 100%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 26 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 2Q21 1Q21 2Q20 Total Cash and Cash Equivalents $ 593 $ 750 $ 553 Cash Flow (used for) provided by Operations $ (24) $ 48 $ 20 Capital Expenditures and Capitalized Software $ 26 $ 27 $ 22 Days Sales Outstanding (DSO)(1) 52 52 55 Inventory Turns 12.7 13.5 11.6 Headcount (as of the end of the period indicated) 8,110 8,227 7,873 Trailing Twelve Month Revenue ($K) / Employee (Headcount as of the end of the period indicated) $ 365 $ 353 $ 360 (1)2Q FY21, 1Q FY21 and 2Q FY20 include $92M, $139M and $154M AR/contract liability netting impact when calculating DSOs.

© 2021 Avaya Inc. All rights reserved Appendix

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 28

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 29 Subscription Revenue & Cash Dynamics

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 30 Premise Subscription Revenue, ARR & Cash Dynamics

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 31 Three months ended, (In millions) March 31, 2021 December 31, 2020 March 31, 2020 Net loss $ (58) $ (4) $ (672) Interest expense 59 56 53 Interest income (1) — (2) Provision for income taxes 44 10 37 Depreciation and amortization 106 103 105 EBITDA 150 165 (479) Impact of fresh start accounting adjustments (1) 1 — (1) Restructuring charges (2) 6 4 3 Advisory fees (3) — — 1 Share-based compensation 13 14 8 Impairment of goodwill — — 624 Gain on post-retirement plan settlement (14) — — Change in fair value of Emergence Date Warrants 22 5 (6) (Gain) loss on foreign currency transactions (1) 2 7 Gain on investments in equity and debt securities, net (4) — — (8) Adjusted EBITDA 177 190 149 Adjusted EBITDA Margin 24.0% 25.6% 21.8 % Non-GAAP Reconciliation Adjusted EBITDA (1) The impact of fresh start accounting adjustments in connection with the Company's emergence from bankruptcy. (2) Restructuring charges represent employee separation costs and facility exit costs (excluding the impact of accelerated depreciation expense) related to the Company's restructuring programs, net of sublease income. (3) Advisory fees represent costs incurred to assist in the assessment of strategic and financial alternatives to improve the Company's capital structure. (4) Realized and unrealized gains on investments in equity securities, net of impairment of investments in debt securities.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 32 Successor Predecessor Non-GAAP Combined Fiscal years ended September 30, Period from December 16, 2017 through September 30, 2018 Period from October 1, 2017 through December 15, 2017 Fiscal year ended September 30, 2018(In millions) 2020 2019 Net (loss) income $ (680) $ (671) $ 287 $ 2,977 $ 3,264 Interest expense 226 237 169 14 183 Interest income (6) (14) (5) (2) (7) Provision for (benefit from) income taxes 62 2 (546) 459 (87) Depreciation and amortization 423 443 384 31 415 EBITDA 25 (3) 289 3,479 3,768 Impact of fresh start accounting adjustments (1) 1 5 196 — 196 Restructuring charges (2) 20 22 81 14 95 Advisory fees (3) 40 11 18 3 21 Acquisition-related costs — 9 15 — 15 Reorganization items, net — — — (3,416) (3,416) Share-based compensation 30 25 19 — 19 Loss on sale/disposal of long-lived assets, net — — 4 1 5 Resolution of certain legal matters — — — 37 37 Impairment charges 624 659 — — — Change in fair value of Emergence Date Warrants 3 (29) 17 — 17 Loss (gain) on foreign currency transactions 16 8 (28) — (28) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs — — — 17 17 Gain on investments in equity and debt securities, net (4) (49) (1) — — — Adjusted EBITDA $ 710 $ 706 $ 611 $ 135 $ 746 Adjusted EBITDA Margin 24.7% 24.5% 27.2% 22.4% 26.2 % Non-GAAP Reconciliation Adjusted EBITDA cont'd (1) The impact of fresh start accounting adjustments in connection with the Company's emergence from bankruptcy. (2) Restructuring charges represent employee separation costs and facility exit costs (excluding the impact of accelerated depreciation expense) related to the Company's restructuring programs, net of sublease income. (3) Advisory fees represent costs incurred to assist in the assessment of strategic and financial alternatives to improve the Company's capital structure. (4) Realized and unrealized gains on investments in equity securities, net of impairment of investments in debt securities.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 33 Non-GAAP Reconciliation Net (Loss) Income and (Loss) Earnings per Share Three months ended, March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 GAAP Net (Loss) Income $ (58) $ (4) $ 37 $ 9 $ (672) Non-GAAP Adjustments: Impact of fresh start accounting 1 — 1 1 — Restructuring charges, net 7 4 2 19 3 Advisory fees — — — — 1 Share-based compensation 13 14 9 7 8 Impairment of goodwill — — — — 624 Change in fair value of Emergence Date Warrants 22 5 3 3 (6) (Gain) loss on foreign currency transactions (1) 2 — 5 7 Gain on post-retirement plan settlement (14) — — — — Gain on investments in equity and debt securities, net — — — (29) (8) Amortization of intangible assets 82 83 83 83 85 Income tax expense effects(1) 20 (19) (49) (10) 17 Non-GAAP Net Income $ 72 $ 85 $ 86 $ 88 $ 59 Dividends and accretion to preferred stockholders $ (1) $ (1) $ (1) $ (1) $ (1) Undistributed Non-GAAP Income 71 84 85 87 58 Percentage allocated to common stockholders(2) 91.3% 91.2% 91.2% 91.2% 92.2 % Numerator for Non-GAAP diluted earnings per common share $ 65 $ 77 $ 78 $ 79 $ 53 Diluted Weighted Average Shares - GAAP 84.6 83.8 84.3 83.3 93.0 Incremental shares(3) 2.7 1.4 — — 0.3 Diluted Weighted Average Shares - Non-GAAP 87.3 85.2 84.3 83.3 93.3 GAAP (Loss) Earnings per Share - Diluted $ (0.70) $ (0.06) $ 0.39 $ 0.08 $ (7.24) Non-GAAP Earnings per Share - Diluted $ 0.74 $ 0.90 $ 0.93 $ 0.95 $ 0.57 (1) The Company’s calculation of non-GAAP income taxes reflects a 25% fixed non-GAAP effective tax rate based on a blended U.S. federal and state tax rate, given the Company’s operating structure. The non-GAAP effective tax rate may differ significantly from the GAAP effective tax rate. The non-GAAP effective tax rate could be subject to change for a number of reasons, including but not limited to, changes resulting from tax legislation, material changes in revenues or expenses and other significant events. The Company will continuously assess its estimated non-GAAP effective tax rate in connection with its calculation of non-GAAP net income and non-GAAP net income per diluted share in future periods. (2) The Company’s preferred shares are participating securities, which requires the application of the two-class method to calculate diluted earnings per share. Under the two-class method, undistributed earnings are allocated to common stock and participating securities according to their respective participating rights in undistributed earnings. The percentage allocated to common stockholders reflects the proportion weighted average common stock outstanding to the weighted average of common stock and common stock equivalents (preferred shares). (3) In periods with a GAAP Net Loss, the incremental shares reflects the dilutive impact of certain securities, which are excluded from the computation of Diluted GAAP (loss) earnings per share as they are anti-dilutive.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 34 Non-GAAP Reconciliation Gross Margin and Operating Income Three months ended, (In millions) Mar. 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 412 $ 416 $ 418 $ 397 $ 371 Items excluded: Adj. for fresh start accounting 1 — 1 1 2 Amortization of technology intangible assets 43 43 44 43 44 Non-GAAP Gross Profit $ 456 $ 459 $ 463 $ 441 $ 417 GAAP Gross Margin 55.8% 56.0% 55.4% 55.1% 54.4 % Non-GAAP Gross Margin 61.8% 61.8% 61.3% 61.2% 61.1 % Reconciliation of Non-GAAP Operating Income Operating Income (Loss) $ 44 $ 62 $ 74 $ 53 $ (597) Items excluded: Adj. for fresh start accounting 1 — 1 1 — Amortization of intangible assets 82 83 83 83 85 Restructuring charges, net 8 4 3 20 4 Advisory fees — — — — 1 Share-based compensation 13 14 9 7 8 Impairment of goodwill — — — — 624 Non-GAAP Operating Income $ 148 $ 163 $ 170 $ 164 $ 125 GAAP Operating Margin 6.0% 8.3% 9.8% 7.4% (87.5) % Non-GAAP Operating Margin 20.1% 21.9% 22.5% 22.7% 18.3%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 35 Non-GAAP Reconciliation Operating expenses Three months ended, (In millions) Mar. 31, 2021 Dec. 31, 2020 Mar. 31, 2020 Reconciliation of Non-GAAP Operating expenses Operating expenses $ 368 $ 354 $ 968 Items excluded: Adj. for fresh start accounting — — (2) Amortization of intangible assets 39 40 41 Restructuring charges, net 8 4 4 Advisory fees — — 1 Share-based compensation 13 14 8 Impairment of goodwill — — 624 Non-GAAP Operating expenses $ 308 $ 296 $ 292 Non-GAAP Operating expense % 41.7% 39.8% 42.8%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 36 Non-GAAP Reconciliation Revenue and Gross Margin Successor Predecessor Non-GAAP Combined Fiscal year ended September 30, 2019 Period from December 16, 2017 through September 30, 2018 Period from October 1, 2017 through December 15, 2017 Fiscal year ended September 30, 2018 (In millions) Reconciliation of Non-GAAP Revenue Revenue $ 2,887 $ 2,247 $ 604 $ 2,851 Adj. for fresh start accounting 21 206 — 206 Non-GAAP Revenue $ 2,908 $ 2,453 $ 604 $ 3,057 Reconciliation of Non-GAAP Gross Profit and Non- GAAP Gross Margin Gross Profit $ 1,575 $ 1,143 $ 362 $ 1,505 Items excluded: Amortization of technology intangible assets 174 135 3 138 Adj. for fresh start accounting 37 264 — 264 Loss on disposal of long-lived assets — 4 — 4 Share-based compensation — 1 — 1 Non-GAAP Gross Profit $ 1,786 $ 1,547 $ 365 $ 1,912 GAAP Gross Margin 54.6% 50.9% 59.9% 52.8 % Non-GAAP Gross Margin 61.4% 63.1% 60.4% 62.5%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 37 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended, (In millions) Mar. 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products & Solutions Revenue $ 226 $ 266 $ 269 $ 261 $ 245 Costs 92 105 106 103 92 Amortization of technology intangible assets 43 43 44 43 44 GAAP Gross Profit 91 118 119 115 109 Items excluded: Adj. for fresh start accounting — — (1) 1 1 Amortization of technology intangible assets 43 43 44 43 44 Non-GAAP Gross Profit $ 134 $ 161 $ 162 $ 159 $ 154 GAAP Gross Margin 40.3% 44.4% 44.2% 44.1% 44.5 % Non-GAAP Gross Margin 59.3% 60.5% 60.2% 60.9% 62.9 % Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 512 $ 477 $ 486 $ 460 $ 437 Costs 191 179 187 178 175 GAAP Gross Profit 321 298 299 282 262 Items excluded: Adj. for fresh start accounting 1 — 2 — 1 Non-GAAP Gross Profit $ 322 $ 298 $ 301 $ 282 $ 263 GAAP Gross Margin 62.7% 62.5% 61.5% 61.3% 60.0 % Non-GAAP Gross Margin 62.9% 62.5% 61.9% 61.3% 60.2%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 38 Three Months Ended (In millions) Mar. 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Net cash (used for) provided by operating activities $ (24) $ 48 $ 70 $ 45 $ 20 Less: Capital expenditures 26 27 26 24 22 Free cash flow $ (50) $ 21 $ 44 $ 21 $ (2) Free Cash Flow Net-Debt / Adjusted EBITDA (In millions) Mar. 31, 2021 Debt maturing within one year $ — Long-term debt, net of current portion 2,800 Less: Cash and cash equivalents 593 Net-debt $ 2,207 Adjusted EBITDA (TTM) $ 754 Net-debt / Adjusted EBITDA 2.9 x Non-GAAP Reconciliation Supplemental Schedules